Supplement dated February 26, 2016 to the

PNC Funds Prospectus and

PNC International Equity Fund Summary Prospectus,

each dated September 28, 2015, as supplemented

PNC International Equity Fund

This Supplement provides new and additional information beyond that contained in the above-mentioned documents and should be read in conjunction with those documents.

Effective February 26, 2016, the primary benchmark index for PNC International Equity Fund (“IEF”) will be the MSCI ACWI ex USA Index (“New Benchmark”). PNC Capital Advisors, LLC believes that the New Benchmark more accurately reflects the IEF’s investment universe. Except as described below, no changes are being made to IEF’s investment strategies in connection with this benchmark index change. Accordingly, effective February 26, 2016, the following changes are made:

1)             The chart under the caption “Average Annual Total Returns” for the PNC International Equity Fund on page 9 of the prospectus and page 4 of the summary prospectus is supplemented by the addition of the MSCI ACWI ex USA Index data as follows:

Average Annual Total Returns

(For the periods ended December 31, 2014)

	1 Year	5 Years	10 Years
MSCI ACWI ex USA Index(2) (returns reflect no deduction for fees or expenses, but are net of withholding tax on dividend reinvestments)	3.87%	4.43%	5.13%

(2)    Effective February 26, 2016 The MSCI ACWI ex USA Index replaced the MSCI EAFE Index as the primary benchmark index of the Fund. MSCI ACWI ex USA is designed to measure the performance of developed and emerging equity markets excluding the US and frontier markets.

2)             The first paragraph under the caption “Principle Investment Strategies” on page 7 of the prospectus and page 2 of the summary prospectus and the second paragraph under the caption “PNC International Equity Fund” on page 134  of the prospectus are each deleted in their entirety and replaced with the following:

The Fund primarily invests in a portfolio of equity securities that is tied economically to a number of countries throughout the world, typically three or more. The Fund does not expect to make additional investments in developing or emerging markets (the countries within the Americas, Europe, the Middle East, Africa, Asia and Australasia not represented by the MSCI World Index as developed markets) if it would cause the Fund to have a greater than 10% overweight to developing or emerging markets as compared to the exposure of the MSCI ACWI ex USA Index to such countries. More than 25% of the Fund’s assets may be invested in the equity securities of issuers located in the same country.

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Please contact PNC Funds at 1-800-622-FUND (3863) for more information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PS-007-02165

SUM-EQINT-0216